UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2014

VENTRUS BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

99 Hudson Street, 5th Floor, New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(646) 706-5208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

 At the 2014 Annual Meeting of Stockholders held on July 10, 2014, our stockholders voted on (1) the approval of the issuance of shares of our common stock and options to purchase shares of our common stock in connection with the acquisition of Assembly Pharmaceuticals, Inc., (2) the approval of an amendment of our Third Amended and Restated Certificate of Incorporation to effect the reverse stock split of our issued and outstanding common stock at a ratio of one-for-five and to change our company’s name to “Assembly Biosciences, Inc.”, (3) the election of seven directors to serve on our Board of Directors for one-year terms expiring in 2015, (4) the approval of our 2014 Stock Incentive Plan, and (5) the ratification of the appointment of EisnerAmper LLP, New York, New York, as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

The tables below set forth the number of votes cast for and against, abstentions and the number of broker non-votes, for each matter voted upon by our stockholders.

	Number of Shares Voted For	Number of Shares Against	Abstentions	Broker Non- Votes
Proposal 1: Approval of Issuance of Shares and Options in Connection with Acquisition of Assembly Pharmaceuticals, Inc.	10,252,093	388,699	31,584	7,885,797

	Number of Shares Voted For	Number of Shares Against	Abstentions	Broker Non- Votes
Proposal 2: Approval of Reverse Stock Split and Name Change	17,224,905	1,253,106	80,162	-

	Number of Shares Voted For	Number of Shares Withheld	Abstentions	Broker Non- Votes
Proposal 3: Election of Directors
Anthony Altig	10,376,735	295,641	-	-
Mark Auerbach	9,959,210	713,166	-	-
Russell Ellison	10,362,070	310,306	-	-
Myron Holubiak	9,967,807	704,569	-	-
Derek Small	10,371,735	300,641	-	-
Richard DiMarchi	10,368,735	303,641	-	-
William Ringo	10,367,735	304,641	-	-
Total Broker Non-Votes	-	-	-	7,885,797

	Number of Shares Voted For	Number of Shares Against	Abstentions	Broker Non- Votes
Proposal 4: Approval of 2014 Stock Incentive Plan	8,040,031	2,527,080	105,265	7,885,797

	Number of Shares Voted For	Number of Shares Against	Abstentions	Broker Non- Votes
Proposal 5: Ratification of the Appointment of EisnerAmper LLP	18,144,501	301,986	111,686	-

Item 8.01. Other Events.

Pursuant to the authorization granted by our stockholders at our 2014 Annual Meeting of Stockholders held on July 10, 2014 of a 1-for-5 reverse stock split of our issued and outstanding shares of common stock, par value $0.001 per share, the reverse stock split will be effective as of July 11, 2014 at 5:01 p.m. Eastern time.

Also pursuant to the authorization granted by our stockholders at our 2014 Annual Meeting of Stockholders held on July 10, 2014, the name of our company will change to “Assembly Biosciences, Inc.”, effective as of July 11, 2014 at 5:01 p.m. Eastern time. In connection with the name change, our NASDAQ Capital Market trading symbol is scheduled to change to “ASMB” effective upon the opening of trading on July 14, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTRUS BIOSCIENCES, INC.

Date: July 11, 2014	/s/ David J. Barrett
David J. Barrett, Chief Financial Officer

3